UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):
                                 April 21, 2005

                              --------------------


                             WILSHIRE BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                              --------------------

   California                    000-50923                   20-0711133
(State or other            (Commission File Number)        (IRS Employer
jurisdiction of                                          Identification No.)
 incorporation)

                      3200 Wilshire Boulevard, Los Angeles,
                                California 90010
               (Address of principal executive offices) (Zip Code)


                                 (213) 387-3200
              (Registrant's telephone number, including area code)

                              --------------------


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

This information set forth under "Item 2.02. Results of Operations and Financial Condition," including the Exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

On April 21, 2005, Wilshire Bancorp, Inc. issued a press release announcing its results of operations and financial condition for the first quarter ended March 31, 2005. A copy of the press release is attached as Exhibit 99.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

Exhibit 99  Press release dated April 21, 2005, issued by Wilshire Bancorp, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             WILSHIRE BANCORP, INC.



Date:  April 22, 2005        By:        /s/ Brian E. Cho
                                -------------------------------------
                                Brian E. Cho, Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.      Description
-----------      -----------

    99           Press release dated April 21, 2005, issued by Wilshire
                 Bancorp, Inc.